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[LOGO]

NEWS RELEASE
COMPLETEL EUROPE N.V.                  INVESTOR CONTACTS :
Kruisweg 609                           Stefan Sater, Director Investor Relations
2132 NA Hoofddorp                      Tel : +33 1 72 92 20 43
The Netherlands                        E-MAIL : s.sater@completel.fr
+31 20 666 1701                                 --------------------


(ParisBourse: CTL  ; NASDAQ: CLTL)
May 3, 2001

                   COMPLETEL DELIVERS STRONG Q1 2001 RESULTS :
   REVENUE GROWTH 30%, EBITDA LOSS NARROWS BY 18%, LYON TURNS EBITDA POSITIVE

Q1 2001 HIGHLIGHTS:

- Revenue grew 30% vs. Q4 2000, and 688% vs. Q1 2000, to E19.7 million, driven by strong growth in On-Net customers (+15%), customer sites (+21%), and orders per customer (+10%).

- The adjusted EBITDA loss for the quarter decreased by E5.4 million vs. Q4 2000, as SG&A expenses were reduced by E5 million to E25.3 million.

-    Lyon turned EBITDA positive this quarter, 20 months after launch.

- Gross margin, including all network costs, was positive for the second quarter in a row (E1 million), even as numerous central office interconnects were added.

- Cash outlay was reduced by 46% for the quarter, to E72 million, with E359.6 million in cash on the balance sheet at the close of the quarter.

- Our IDC business, after its first full quarter of operations, had 44 hosting clients.

-    CompleTel signed a share purchase agreement to acquire 100% of Estel S.A., an alternate local operator in Alsace, France. The transaction is expected to close by June 2001.
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SUMMARY FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------
                                  2000 Q3    2000 Q4    2001 Q1         GROWTH           GROWTH
IN EUR MIOS                                                              Q4/Q3            Q1/Q4
------------------------------------------------------------------------------------------------
Revenue                                 8.9      15.1        19.7           70%             30%
------------------------------------------------------------------------------------------------
Gross Margin                           (1.1)      0.6         1.0           na%             66%
------------------------------------------------------------------------------------------------
Adjusted EBITDA                       (25.9)    (29.7)      (24.3)         (15%)            18%
------------------------------------------------------------------------------------------------
Cash End Of Period                    563.2     431.4       359.6          (23%)           (17%)
 (including restricted cash)
------------------------------------------------------------------------------------------------
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PARIS, MAY 3RD, 2000 - CompleTel today announced a number of Q1 achievements:
its fifth consecutive quarter of growth in revenues, rising 30% to E19.7 million, quarter on quarter; its first EBITDA positive city - Lyon, France; and
a sound cash balance of E359.6 million at the end of the quarter. CompleTel believes it remains fully funded on its current

                                      - 1 -                 CompleTel Europe NV
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business plan, including the recently announced agreement to purchase 100% of
Estel S.A., a transaction which is expected to close by the end of June 2001.
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OPERATING STATISTICS SUMMARY
------------------------------------------------------------------------------------------------
                                  2000 Q3    2000 Q4    2001 Q1          GROWTH          GROWTH
ON-NET METRICS                                                            Q4/Q3           Q1/Q4
------------------------------------------------------------------------------------------------
Retail Sites connected                  453       629         759           39%             21%
------------------------------------------------------------------------------------------------
Customers connected                     482       654         735           36%             12%
------------------------------------------------------------------------------------------------
Customers signed                        685       896       1,027           31%             15%
------------------------------------------------------------------------------------------------
Customer orders                       1,519     2,094       2,654           38%             27%
------------------------------------------------------------------------------------------------
Local route kilometers                  957     1,490       1,678           56%             13%
------------------------------------------------------------------------------------------------
Quarterly Switched mins  (Mios)         250       425         691           70%             63%
------------------------------------------------------------------------------------------------
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CompleTel made solid operational progress in Q1, with 188 km of additional network deployed. On-Net customers grew 15%. Customers also exhibited their satisfaction by buying service in additional sites and ordering more services in existing sites. The number of multi-site customers grew, with sites connected growth of 21% in the quarter, and orders per retail customer increased to 2.6 orders, vs. 2.3 in the prior quarter. Sequential retail ARPU increased by 11% to
E4,000 for clients in France, and 12% to E3,800 for consolidated French and German clients (based on clients with ARPU of over E500, which represent more than 80% of our revenue base).

On-Net revenue represented 88% of total revenue, vs. 83% in the previous quarter. Voice revenue showed progress in new business services, such as 800 numbers, and saw improved tariffs on fixed to mobile calls. Carrier services were also strong, growing 65% to E2.8 million. In the first full quarter of data center operations, 44 new hosting customers were signed, web hosting services saw revenue of E217,000 and Other internet-related revenue reduced, as expected, as CompleTel scaled back off-net ancillary services. Total German revenue grew 50% to E2.8 million, while French revenue grew 36% to E15.6 million.

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REVENUE BREAKDOWN
------------------------------------------------------------------------------------------------
                                  2000 Q3    2000 Q4    2001 Q1        GROWTH            GROWTH
IN EUR MIOS                                                             Q4/Q3             Q1/Q4
------------------------------------------------------------------------------------------------
Voice                                   1.9       4.0         5.8          111%             45%
------------------------------------------------------------------------------------------------
Internet & Data                         1.0       1.1         1.9           10%             73%
------------------------------------------------------------------------------------------------
Carriers & Resellers                    1.2       1.7         2.8           42%             65%
------------------------------------------------------------------------------------------------
ISP/IAP Dial Up Termination             2.7       5.7         6.9          111%             21%
------------------------------------------------------------------------------------------------
TOTAL ON-NET REVENUE                    6.8      12.5        17.4           84%             39%
------------------------------------------------------------------------------------------------
IDC and Other                           1.4       1.9         1.7           36%            (11)%
------------------------------------------------------------------------------------------------
Indirect                                0.7       0.7         0.6            0%            (14)%
------------------------------------------------------------------------------------------------
TOTAL REVENUE                           8.9      15.1        19.7           70%             30%
------------------------------------------------------------------------------------------------
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                                      - 2 -
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David Lacey, CFO, commented, "CompleTel delivered another very solid financial quarter, and we believe we are on-track towards our plan of turning EBITDA positive next year. Revenue grew 30% over the prior quarter, while we also controlled costs. Gross margin of E1 million continued to show sequential improvement. Overall, SG&A and allocated costs were reduced by 17% to E25.3 million from the prior quarter. We have also had success managing our cash outlay, reducing it by 46% from Q4 2000, to E72 million this quarter, and we retain a strong balance sheet, with E360 million in cash and restricted cash. And finally, we are delighted to report that the first of our cities we launched, Lyon, turned EBITDA positive this quarter."

COMPLETEL EUROPE NV (PARISBOURSE: CTL; NASDAQ:CLTL).
CompleTel is a facilities-based provider of fiber optic local access telecommunications and Internet services to business end-users, carriers and ISPs in France and Germany, with iPcenta IDC services in France, Germany and the UK.

NOTE: THE INFORMATION CONTAINED IN THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE U.S. FEDERAL SECURITIES LAW. SUCH STATEMENTS ARE BASED ON THE CURRENT EXPECTATIONS OF THE MANAGEMENT OF COMPLETEL EUROPE ONLY, AND PERFORMANCE IS SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE STATEMENTS. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, ADVERSE REGULATORY, TECHNOLOGICAL OR COMPETITIVE DEVELOPMENTS; DECLINE IN DEMAND FOR THE COMPANY'S SERVICES OR PRODUCTS; INABILITY TO TIMELY DEVELOP, INTRODUCE AND MARKET NEW TECHNOLOGIES, PRODUCTS AND SERVICES; PRICING PRESSURES RESULTING FROM COMPETITION; UNFORESEEN CONSTRUCTION DELAYS; INABILITY TO SUCCESSFULLY MANAGE SYSTEMS FAILURES OR SHUTDOWNS AND SERVICE INTERRUPTIONS OR REDUCED SERVICES TO CUSTOMERS; FAILURE TO RECEIVE ON A TIMELY BASIS NECESSARY PERMITS OR OTHER GOVERNMENTAL APPROVALS; INABILITY TO DEVELOP AND MAINTAIN EFFICIENT OPERATIONS SUPPORT AND OTHER INFORMATION SYSTEMS AND PROCESSES, AND FAILURE TO OBTAIN ANY NECESSARY FINANCING WHICH COULD CAUSE THE ACTUAL RESULTS OR PERFORMANCE OF THE COMPANY TO DIFFER MATERIALLY FROM THOSE DESCRIBED HEREIN. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES AFFECTING THE COMPANY PLEASE REFER TO THE COMPANY'S PROSPECTUSES AND 10-K,10-Q AND 8-K REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

 PARIS OFFICE: TOUR EGEE, 9-11 ALLEE DE L'ARCHE, 92671 COURBEVOIE CEDEX, FRANCE
                             TEL : +33 1 72 92 20 00

                                www.completel.com
                                -----------------

                                      - 3 -

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COMPLETEL EUROPE N.V. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Stated in thousands of Euros, except share and per share amounts) (Unaudited)

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                                                               Three Months Ended March 31,
                                                              ------------------------------------------
                                                                     2001                  2000
                                                              --------------------  --------------------

REVENUE                                                                   19 656                 2 972

OPERATING EXPENSES:
      Network costs                                                       18 691                 3 011
      Selling, general and administrative                                 23 442                13 127
      Allocated costs from affiliate                                       1 855                 2 117
      Non-cash compensation charges                                      (1 731)                69 660
      Depreciation and amortization                                        9 506                 2 946
                                                              --------------------  --------------------
          Total operating expenses                                        51 763                90 861
                                                              --------------------  --------------------

OPERATING LOSS                                                           (32 107)              (87 889)

OTHER INCOME (EXPENSE):
      Interest income                                                      5 398                   444
      Interest expense, net of capitalized interest                       (8 345)               (1 868)
      Foreign exchange gain (loss) and other expense                      (5 548)               (7 943)
                                                              --------------------  --------------------
          Total other income (expense)
                                                                          (8 495)               (9 367)
                                                              --------------------  --------------------

NET LOSS                                                                 (40 602)              (97 256)
                                                              ====================  ====================

BASIC AND DILUTED LOSS PER ORDINARY SHARE                                  (0,26)                (0,77)
                                                              ====================  ====================

WEIGHTED AVERAGE NUMBER OF ORDINARY
      SHARES OUTSTANDING                                             157 413 763           126 820 533
                                                              ====================  ====================


ADJUSTED EBITDA                                                          (24 332)              (15 283)
                                                              ====================  ====================
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COMPLETEL EUROPE N.V. AND SUBSIDIARIES
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CONSOLIDATED CONDENSED BALANCE SHEETS
(Stated in thousands of Euros)                                                       (Unaudited)
                                                                                       March 31,         December 31,
                                   ASSETS                                                 2001               2000
                                   ------                                           -----------------  -----------------
CURRENT ASSETS :
      Cash and cash equivalents                                                             292 523           361 698
      Short-term investments, restricted                                                     27 690            28 030
      Customer accounts receivable, net of allowance for doubtful receivables
        of 1,200 and 733 as of March 31, 2001 and December 31, 2000,                         17 370            13 883
      respectively
      Affiliate receivables                                                                   1 500             1 500
      Prepaid expenses, VAT receivables and other current assets                             44 020            54 886

                                                                                    -----------------  -----------------
          Total current assets                                                              383 103           459 997

                                                                                    -----------------  -----------------
NON-CURRENT ASSETS :
      Property and equipment, net                                                           346 223            298 623
      Licenses and other intangibles, net                                                     6 678              6 858
      Deferred financing costs, net                                                          15 161             15 129
      Non-current investments, restricted                                                    39 410             41 709
      Other non-current assets                                                                2 200              2 465

                                                                                    -----------------  -----------------
          Total non-current assets                                                          409 672            364 784

                                                                                    -----------------  -----------------

TOTAL ASSETS                                                                                792 775            824 781
                                                                                    =================  =================

                                             LIABILITIES AND SHAREHOLDERS EQUITY


CURRENT LIABILITIES:
      Network vendor payables                                                                51 937             54 341
      Accrued liabilities and trade accounts payable                                         77 349             71 684
      Affiliate payables                                                                        597              2 199

                                                                                    -----------------  -----------------
          Total current liabilities                                                         129 883            128 224

LONG-TERM DEBT                                                                              289 506            280 597

                                                                                    -----------------  -----------------

TOTAL SHAREHOLDERS EQUITY                                                                   373 386            415 960
                                                                                    -----------------  -----------------

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY                                                   792 775            824 781
                                                                                    =================  =================
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